The Universal Institutional Funds, Inc.

Prospectus Supplement

July 17, 2007

The Universal Institutional Funds, Inc.

Supplement dated

July 17, 2007 to

The Universal Institutional Funds, Inc. Prospectus

dated May 1, 2007 of:

Value Portfolio

(Class I)

The first, second, third and fourth paragraphs of the section of the Portfolio’s Prospectus entitled “Fund Management – Portfolio Management” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Multi-Cap Value team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Jason S. Leder and Kevin C. Holt, each a Managing Director of the Adviser, and Devin E. Armstrong and James N. Warwick, each a Vice President of the Adviser.

Mr. Baker has been associated with the Adviser in an investment management capacity since November 1991 and began managing the Portfolio in October 2003. Mr. Leder has been associated with the Adviser in an investment management capacity since April 1995 and began managing the Portfolio in October 2003. Mr. Holt has been associated with the Adviser in an investment management capacity since August 1999 and began managing the Portfolio in October 2003. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and began managing the Portfolio in an investment management capacity in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002—May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick has been associated with the Adviser in an investment management capacity since May 2002 and began managing the Portfolio in July 2007.

All portfolio managers who work on the Portfolio are responsible for generating investment ideas. Each portfolio manager has discretion over the sectors they cover. All the portfolio managers provide their opinions and ideas with respect to the Portfolio’s investments. The Portfolio’s lead portfolio manager, B. Robert Baker, has ultimate responsibility for the strategy and is the final arbiter on decisions.

The sector responsibilities are divided as follows:

B. Robert Baker: Energy, Telecom Services, Utilities

and Industrials

Jason Leder: Financials and Technology

Kevin Holt: Consumer Staples, Consumer Discretionary

and Health Care

Devin Armstrong: Basic Materials

James Warwick: Cash Management

Please retain this supplement for future reference.

UIFVALSPTI

Statement of Additional Information Supplement

July 17, 2007

The Universal Institutional Funds, Inc.

Supplement dated

July 17, 2007 to

The Universal

Institutional

Funds, Inc.

Statement of

Additional

Information dated

May 1, 2007

With respect to the Value Portfolio, the following paragraphs are hereby added to the section of the Statement of Additional Information entitled “Portfolio Managers—Portfolio Manager Compensation Structure—Value Portfolio”:

Other Accounts Managed by the Portfolio Managers. As of July 16, 2007: Devin E. Armstrong managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $3.1 billion in assets. James N. Warwick managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $3.1 billion in assets.

Securities Ownership of Portfolio Managers. As of July 16, 2007: Devin E. Armstrong and James N. Warwick did not beneficially own any shares of the Portfolio.

Please retain this supplement for future reference.